THIRD AMENDMENT TO AMENDED AND RESTATED
                       REVOLVING CREDIT AGREEMENT

                   NEW ENGLAND BUSINESS SERVICE, INC.

THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of March 24, 1999 (this "Amendment"), by and among NEW ENGLAND BUSINESS SERVICE, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 500 Main Street, Groton, Massachusetts 01471, and the Subsidiaries of the Borrower listed on the signature pages hereto (the "Guarantors"), BANKBOSTON, N.A., a national banking association ("BKB"), and the other lending institutions listed on Schedule 1 to the Credit Agreement referred to below (together with BKB, the "Banks"), BANKBOSTON, N.A., as agent for itself and such other lending institutions (the "Agent"), and FLEET NATIONAL BANK, as documentation agent for itself and such other lending institutions (the "Documentation Agent").

    WHEREAS, the Borrower, the Banks, the Agent and the Documentation Agent are parties to an Amended and Restated Revolving Credit Agreement dated as of December 18, 1997 (as amended and in effect from time to time, the "Credit Agreement", capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower has requested that the Agent, the Documentation Agent and the Majority Banks amend the Credit Agreement in certain respects;

     WHEREAS, subject to the terms and conditions set forth herein, the Majority Banks, the Agent and the Documentation Agent are willing to amend the Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit
Agreement as follows:

1. Amendments to 7.1 of the Credit Agreement. Section 7.1 of the Credit Agreement is hereby amended by:

(a) deleting subsection (i) thereof in its entirety and substituting in lieu thereof the following new subsection (i) with the following text:

        "(i) Indebtedness of any and all Subsidiaries of the Borrower (other than Russell & Miller and R&M Trust) to the Borrower or another Subsidiary of the Borrower (i) existing on the Closing Date, and (ii) arising after the Closing Date in an aggregate amount not to exceed $7,500,000 at any one time;".

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(b)  deleting the word "and" at the end of subsection (q).

(c) inserting, immediately after subsection (q) and immediately before existing subsection (r), the following new subsection (r) with the following text:

        "(r) Indebtedness owed by the Borrower or any of its Subsidiaries (other than Russell & Miller and R&M Trust) to any of their respective officers, directors or employees in connection with any deferred compensation plan, supplemental executive retirement plan or post-retirement medical benefit plan in an aggregate amount not to exceed $7,500,000; and".

(d) deleting existing subsection (r) in its entirety and substituting in lieu thereof the following new subsection (s):

        "(s) Indebtedness of the Borrower or any of its Subsidiaries (other than Russell & Miller and R&M Trust) not expressly permitted under subsections (a) through (r) of this 7.1 in an aggregate amount not to exceed $5,000,000 at any time."

    2. Representations and Warranties. The Borrower and each of the Guarantors hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in 3 below are met, as follows:

    (a) The execution and delivery by each of the Borrower and the Guarantors of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower or any of the Guarantors in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by each of the Borrower and the Guarantors of any of their obligations and agreements under the Amendment Documents and the Credit Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrower and the Guarantors, have been authorized by all necessary corporate proceedings on behalf of each of the Borrower and the Guarantors, and do not and will not contravene any provision of law or the Borrower's charter or any of the Guarantors' charters, other incorporation or organizational papers, bylaws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower or any of the Guarantors.

    (b) Each of the Amendment Documents and the Credit Agreement and other Loan Documents, as amended hereby, to which the Borrower or any of the Guarantors is a party constitute legal, valid and binding obligations of such Person, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

    (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower or any of the Guarantors of the Amendment Documents or the Credit Agreement or other Loan Documents, as amended hereby, or the consummation by the Borrower or any of the Guarantors of the transactions among the parties contemplated hereby and thereby or referred to herein.

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    (d)  The representations and warranties contained in 5 of the
Credit Agreement and in the other Loan Documents were true and correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment and the other Amendment Documents, also are correct at and as of the date hereof.

    (e) Each of the Borrower and the Guarantors has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

    (f) Each of the Borrower and the Guarantors acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in 11.1(e) of the Credit Agreement, a breach of which shall constitute an Event of Default.

3. Effectiveness. This Amendment shall become effective as of December 27, 1998 (the "Effective Date") upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Agent and the Banks:

    (a) This Amendment shall have been duly executed and delivered by each of the parties thereto and shall be in full force and effect; and

    (b) Such other items, documents, agreements, items or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

4.    Miscellaneous Provisions.

    (a) Each of the Borrower and the Guarantors hereby ratifies and confirms all of its Obligations to the Agent and the Banks under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and each of the Borrower and the Guarantors hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Loans and all other amounts due or to become due and payable to the Banks and the Agent under the Credit Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

    (b) Without limiting the expense reimbursement requirements set forth in 14 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

    (c)  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS A SEALED
INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

    (d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.


                    [Signature Pages Follow]

                                  Signature Page to the Third Amendment

        IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

New England Business Service, Inc.
By: Daniel M. Junius
   -----------------------------
    Name: Daniel M. Junius
    Title: Treasurer

BANKBOSTON, N.A.,
individually and as Agent
By: Harvey H. Thayer, Jr.
   -----------------------------
                Name: Harvey H. Thayer, Jr.
                Title: Managing Director

FLEET NATIONAL BANK, individually and as
Documentation Agent
By: T.H. Brennan
   -----------------------------
                Name: T.H. Brennan
                Title: VP

FIRST UNION NATIONAL BANK, N.A.,
            successor to CoreStates Bank, N.A.
By: David C. Jauglid
   -----------------------------
                Name: David C. Jauglid
                Title: Vice President

                                 Signature Page to the Third Amendment
KEY BANK N.A.
By: Noel B. Grayson
   -----------------------------
        Name: Noel B. Grayson
        Title: VP

USTRUST
By: Brian C. Roche
   -----------------------------
        Name: Brian C. Roche
        Title:VP

SUNTRUST BANK, ATLANTA
By: W. David Wisdom
   -----------------------------
        Name: W. David Wisdom
        Title: Vice President

SUNTRUST BANK, ATLANTA
By: Karen Copeland
   -----------------------------
        Name: Karen Copeland
        Title: Assistant Vice President

THE BANK OF NOVA SCOTIA
By: T. M. Pitcher
   -----------------------------
        Name: T. M. Pitcher
        Title: Authorized Signatory

                                Signature Page to the Third Amendment

WACHOVIA BANK, N.A.
By: Jeffrey S. Nurkiewicz
   -----------------------------
        Name: Jeffrey S. Nurkiewicz
        Title: Vice President

KBC Bank N.V., formerly known as
Kredietbank N.V.
By: Robert Snauffer   Marcel Claes
   -----------------------------
        Name: Robert Snauffer       Marcel Claes
        Title: First Vice President  Deputy General Manager


SUMMIT BANK
By: Gary W. Tyrell
   -----------------------------
            Name: Gary W. Tyrrell
            Title: Vice President & Director


                                Signature page to the Third Amendment


    The undersigned hereby acknowledges the foregoing Third Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Credit Agreement, as so amended, and the other Loan Documents.


        RAPIDFORMS, INC.
By: Daniel M. Junius
   -----------------------------
            Name: Daniel M. Junius
            Title: Treasurer

        MCBEE SYSTEMS, INC.
By: Daniel M. Junius
   -----------------------------
            Name: Daniel M. Junius
            Title: Treasurer

        RUSSELL & MILLER, INC.
By: Daniel M. Junius
   -----------------------------
            Name: Daniel M. Junius
            Title: Treasurer

        NEBS INTERACTIVE, INC.
By: Daniel M. Junius
   -----------------------------
            Name: Daniel M. Junius
            Title: Treasurer

        NEWSHIRE FORMS, INC.
By: Daniel M. Junius
   -----------------------------
            Name: Daniel M. Junius
            Title: Treasurer

                               Signature page to the Third Amendment

R & M TRUST

By: Daniel M. Junius, as Trustee under Declaration of Trust of R&M Trust dated July 20, 1998 and filed with the Secretary of the
Commonwealth of Massachusetts on July 27, 1998, and not individually

By: Daniel M. Junius
   --------------------------------------
        Daniel M. Junius, as Trustee under
        said Declaration of Trust and not
        individually